Neuberger Berman Income Funds® (“Income Funds”)
Neuberger Berman High Income Bond Fund

Supplement to the Summary Prospectuses, Prospectuses and Statement of Additional Information each dated February 28, 2021, as amended and supplemented

Russ Covode and Daniel Doyle, co-Portfolio Managers to Neuberger Berman High Income Bond Fund (the “Fund”), have each announced their decision to retire on or about June 30, 2022.  Messrs. Covode and Doyle will cease their portfolio management responsibilities at that time.

Co-Portfolio Managers Joseph Lind and Christopher Kocinski will continue to manage the Fund after the retirements of Messrs. Covode and Doyle.

As such, effective June 30, 2022, all references to Russ Covode and Daniel Doyle in the Fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information are removed in their entirety.

Additionally, effective immediately, co-Portfolio Manager Christopher Kocinski’s title is hereby revised to be “Managing Director and Co-Head of U.S. High Yield of the Manager” in the “Portfolio Managers” section of the Summary Prospectuses and Prospectuses and the “Management of the Funds - Portfolio Managers” section of the Prospectuses.

The date of this supplement is December 15, 2021.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104

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